EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Vacation Ownership Marketing, Inc. (the "COMPANY") on Form 10-QSB for the period ended November 30, 2003 as filed with the SEC on the date hereof (the "REPORT"), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          VACATION OWNERSHIP MARKETING, INC.



                                          By:  /s/  CHRISTOPHER ASTROM
                                          --------------------------------------
                                          Christopher Astrom
                                          Chief Executive Officer
                                          Chief Financial Officer
                                          January 14, 2004




























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